UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  March 4, 2011 (February 28, 2011)

Keyser Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-159561	39-2077578
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 California Ave., Tower B-210, BAkersfield, CA 93309
 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

On February 28, 2011, Keyser Resources, Inc. (the “Company”) and American Liberty Petroleum Corp., a Nevada corporation (“ALP”), extended the maturity dates of two Promissory Notes that ALP had executed in favor of the Company.

On December 6, 2010, ALP borrowed $290,000 from the Company (the “Initial Loan”). On January 7, 2011, ALP borrowed $200,000 from the Company (the “Second Loan”).   Both the Promissory Note (the “Initial Note”) executed by ALP in connection with the Initial Loan and the Promissory Note (the “Second Note”) executed by ALP in connection with the Second Loan contained the following payment terms: (a) the unpaid principal amount accrued interest at the rate of six percent (6%) per annum, (b) the unpaid principal and all accrued but unpaid interest thereon was due and payable on February 28, 2011, and (c) the unpaid principal and accrued but unpaid interest could be prepaid in whole or in part at the option of ALP, without penalty or premium.  Neither the Initial Note nor the Second Note was secured by any assets of ALP. Alvaro Vollmers, the sole director and officer of ALP, is also the sole officer and director of the Company.

On February 28, 2011, ALP executed an Amended and Restated Promissory Note that amends and restates the Initial Note in its entirety, but extends the maturity date to March 31, 2011, and  an Amended and Restated Promissory Note that amends and restates the Second Note in its entirety, but extends the maturity date to March 31, 2011.Except for the extension of the maturity date, the terms of payment (including the interest rate) remain the same. Neither of the Amended and Restated Notes is secured by any assets of ALP.

The execution of the Initial Note was disclosed on the Company’s Current Report on Form 8-K filed on December 9, 2010, which is incorporated by reference into this Item 8.01. The execution of the Second Note was disclosed on the Company’s Current Report on Form 8-K filed on January 11, 2011, which is incorporated by reference into this Item 8.01.

In addition, on February 28, 2011, ALP borrowed $50,000 from the Company (the “Third Loan”). The Promissory Note (the “Third Note”) executed by ALP in connection with the Third Loan contained the following payment terms: (a) the unpaid principal amount accrues interest at the rate of six percent (6%) per annum, (b) the unpaid principal and all accrued but unpaid interest thereon will be due and payable on March 31, 2011, and (c) the unpaid principal and accrued but unpaid interest may be prepaid in whole or in part at the option of ALP, without penalty or premium.  The Third Note is not secured by any assets of ALP. The proceeds of the Third Note will be used for general operating purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSER RESOURCES, INC.

Date: March 4, 2011	By:	/s/ Alvaro Vollmers
President